UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 27, 2005

Kenexa Corporation

(Exact Name of Issuer as Specified in Charter)

Pennsylvania	000-51358	23-3024013
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

650 East Swedesford Road, Wayne, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

(610) 971-9171

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 27, 2005, prior to the completion of the initial public offering (the “IPO”) of the common stock, par value $0.01 per share (the “Common Stock”), of Kenexa Corporation (the “Company”), upon the prior approval of the Company’s Board of Directors (the “Board”) and the Company’s shareholders, the Company filed an amendment (the “Amendment”) to the Company’s Third Amended and Restated Articles of Incorporation (the “Existing Articles”). Pursuant to the Amendment, each share of the Company’s Class A Common Stock, par value $0.01 per share, was reclassified and converted into 0.8 shares of Common Stock.

On June 29, 2005, upon the completion of the IPO and the corresponding simultaneous conversion of the Company’s Class B Common Stock and Class C Common Stock into shares of Common Stock and redemption of the Company’s Series A Redeemable Participating Preferred Stock and Series B Redeemable Participating Preferred Stock for cash and shares of Common Stock and upon the prior approval of the Board and the Company’s shareholders, the Company filed its Amended and Restated Articles of Incorporation (the “Revised Articles”) which amended and restated the Company’s Third Amended and Restated Articles of Incorporation, as amended, in their entirety. Among the changes to the Existing Articles effected by the Revised Articles are: (i) the elimination of all provisions relating to the Company’s Class B Common Stock, Class C Common Stock, Series A Redeemable Participating Preferred Stock and Series B Redeemable Participating Preferred Stock; (ii) the confirmation of the authorized capitalization of the Company of 100 million shares of common stock and 10 million shares of undesignated preferred stock; (iii) the incorporation of classified board provisions which were previously set forth in the Amended and Restated Bylaws of the Company in effect immediately prior to the IPO (the “Existing Bylaws”); and (iv) the opt out of certain provisions of the Pennsylvania Business Corporation Law applicable to public companies.

On June 29, 2005, upon the completion of the IPO and the prior approval of the Board and the Company’s shareholders, the Amended and Restated Bylaws of the Company (the “Revised Bylaws”) became effective which amended and restated the Existing Bylaws in their entirety. The Revised Bylaws include, among other things, revisions that: (i) explicitly permit electronic communications in the context of voting, meetings, and notices; (ii) delete the provisions creating a classified board of directors (with such provisions now set forth in the Revised Articles); (iii) remove the provision permitting shareholders to act by written consent; and (iv) provide that the Company need not give notice to a shareholder with whom the Company has not been able to get in contact for 24 consecutive months.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibits are filed with this Form 8-K:

3.1	Articles of Amendment to Third Amended and Restated Articles of Incorporation of Kenexa Corporation (incorporated herein by reference to Exhibit 3.2 to Kenexa Corporation’s Registration Statement on Form S-1 (Registration No. 333-124028)).

3.2	Amended and Restated Articles of Incorporation of Kenexa Corporation (incorporated herein by reference to Exhibit 3.3 to Kenexa Corporation’s Registration Statement on Form S-1 (Registration No. 333-124028)).

3.2	Amended and Restated Bylaws of Kenexa Corporation (incorporated herein by reference to Exhibit 3.5 to Kenexa Corporation’s Registration Statement on Form S-1 (Registration No. 333-124028)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2005	By:	/s/ Donald F. Volk
	Name:	Donald F. Volk
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Articles of Amendment to Third Amended and Restated Articles of Incorporation of Kenexa Corporation (incorporated herein by reference to Exhibit 3.2 to Kenexa Corporation’s Registration Statement on Form S-1 (Registration No. 333-124028)).

3.2	Amended and Restated Articles of Incorporation of Kenexa Corporation (incorporated herein by reference to Exhibit 3.3 to Kenexa Corporation’s Registration Statement on Form S-1 (Registration No. 333-124028)).

3.3	Amended and Restated Bylaws of Kenexa Corporation (incorporated herein by reference to Exhibit 3.5 to Kenexa Corporation’s Registration Statement on Form S-1 (Registration No. 333-124028)).